Certain Transactions (Details) - Schedule of Fair Value of The Consideration Transferred $ in Thousands	9 Months Ended
Sep. 30, 2023 USD ($)
Schedule of Fair Value of the Consideration Transferred [Abstract]
Cash payments	$ 53,816 [1]
Issuance of ordinary shares to Covestro stockholders	5,201
Contingent consideration at estimated fair value	659
Total consideration	$ 59,676

[1]	*Of which $50.0 million was paid on April 3, 2023 and the balance was paid on October 2, 2023.